HIGH INCOME ADVANTAGE TRUST III       Two World Trade Center, New York, New York
10048

LETTER TO THE SHAREHOLDERS January 31, 1997

DEAR SHAREHOLDER:

For the fifth time in the last six years, the high-yield market posted strong returns and outperformed most of the other fixed-income markets. With a rebounding economy and strong corporate earnings, the market was able to offset what was for most of the year a weak fixed-income environment.

A year ago, investors were anticipating a recession due to concern over a then-weakening economy. U.S. Treasury yields were lower than today's levels, while yields in the high-yield market were higher. As the year played out, we saw the economy bounce back, corporate earnings hold up, the equity markets reach all time highs and recession fears ease. The result was a somewhat volatile U.S. Treasury market, while the high-yield market held up well given the stronger-than-expected economy. Although yield spreads narrowed during the year, many B-rated issues still provide an attractive yield advantage over U.S. Treasuries (nearly 400 basis points) and trade at discounts to par.

PERFORMANCE AND PORTFOLIO STRATEGY

Against this backdrop, High Income Advantage Trust III produced a total return of 16.03 percent for the twelve-month period ended January 31, 1997, based on its closing market price on the New York Stock Exchange (NYSE) of $7.00 per share. Based on its net asset value (NAV) on the last day of the period, the Trust's total return for the same period was 7.33 percent. Over the past twelve months, the Trust continued to distribute regular income dividends at a rate of $0.06 per share per month. For the full fiscal year, the Trust's distributions totaled $0.79 per share, including an extra income dividend of $0.07 per share paid on December 20, 1996. On January 31, 1997, the Trust's net assets exceeded $78.7 million.

As the economy continued to expand over the past few years, we have tended to concentrate on B-rated issues. In a growing economy, one can find undervalued, "upgrade" candidates in this sector of the market that

HIGH INCOME ADVANTAGE TRUST III
provide attractive yields as well as appreciation potential. As such, we continue to feel that many of these issues are very attractive long-term investments. However, given a potentially slowing economy down the road, we have begun to take some defensive steps in the portfolio. During the second half of 1996, we upgraded the portfolio by increasing our allocation to the higher-quality end of the market (BB-rated issues or higher) from 10 percent to 20 percent. We also sold many of our heavy cyclical positions and are now focused mainly on the more predictable recession-resistant growth sectors. In certain of these sectors, such as media and telecommunications, we expect to see continued consolidation, which should bode well for most industry participants.

LOOKING AHEAD

Overall, we continue our focus on discounted B-rated investments yielding 10 percent or higher. However, while we are not expecting a recession in 1997, we have begun to take a more defensive approach in case of any further economic slowing down the road.

We would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

We thank you for your continued support of High Income Advantage Trust III and look forward to continuing to serve your investment needs.

Very truly yours,


/s/ CHARLES A. FIUMEFREDDO

CHARLES A. FIUMEFREDDO
Chairman of the Board

HIGH INCOME ADVANTAGE TRUST III

PORTFOLIO OF INVESTMENTS January 31, 1997


PRINCIPAL
AMOUNT IN                                              COUPON      MATURITY
THOUSANDS                                               RATE         DATE           VALUE
---------------------------------------------------------------------------------------------
              CORPORATE BONDS (90.5%)
              Aerospace (1.5%)
$  1,250      Sabreliner Corp. (Series B)..........     12.50%      04/15/03     $  1,218,750
                                                                                 ------------
              Automotive (5.0%)
     750      APS, Inc.............................     11.875      01/15/06          796,875
   1,650      Envirotest Systems, Inc..............      9.125      03/15/01        1,559,250
   1,500      Toyota Motor Credit Corp.............     15.00       09/26/97        1,587,420
                                                                                 ------------
                                                                                    3,943,545
                                                                                 ------------
              Broadcast Media (3.4%)
     750      Adams Outdoor Advertising L.P. ......     10.75       03/15/06          802,500
   1,000      Paxson Communications Corp...........     11.625      10/01/02        1,052,500
     750      Spanish Broadcasting System, Inc. ...      7.50       06/15/02          787,500
                                                                                 ------------
                                                                                    2,642,500
                                                                                 ------------
              Business Services (4.8%)
   1,612      Anacomp, Inc. .......................     13.00+      06/04/02        1,676,610
   2,000      Xerox Credit Corp. ..................     15.00       06/10/97        2,064,040
                                                                                 ------------
                                                                                    3,740,650
                                                                                 ------------
              Cable & Telecommunications (15.8%)
   1,098      Adelphia Communications Corp. (Series
               B)..................................      9.50+      02/15/04          974,380
     800      American Communications Services,
               Inc. ...............................    13.00++      11/01/05          496,000
     800      American Communications Services,
               Inc. ...............................    12.75++      04/01/06          464,000
   2,000      AT&T Capital Corp. ..................     15.00       05/05/97        2,046,660
     750      Cablevision Systems Corp. ...........      9.875      04/01/23          729,375
     750      Charter Communication South East L.P.
               (Series B)..........................     11.25       03/15/06          795,000
   1,591      Falcon Holdings Group L.P. (Series
               B)..................................     11.00+      09/15/03        1,479,862
     750      Frontiervision, Inc. ................     11.00       10/15/06          778,125
   1,500      Hyperion Telecommunication, Inc.
               (Series B)..........................    13.00++      04/15/03          870,000
   7,600      In-Flight Phone Corp. (Series B)
               (c).................................    14.00++      05/15/02        1,064,000
     800      IXC Communications, Inc. (Series
               B)..................................     12.50       10/01/05          896,000
   1,000      Peoples Telephone Co., Inc. .........     12.25       07/15/02        1,055,000
     750      Rifkin Acquisition Partners L.P. ....     11.125      01/15/06          791,250
                                                                                 ------------
                                                                                   12,439,652
                                                                                 ------------
              Computer Equipment (2.5%)
     750      Unisys Corp. ........................     15.00       07/01/97          781,875
   1,000      Unisys Corp. (Conv.).................      8.25       03/15/06        1,212,610
                                                                                 ------------
                                                                                    1,994,485
                                                                                 ------------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST III

PRINCIPAL
AMOUNT IN                                              COUPON      MATURITY
THOUSANDS                                               RATE         DATE           VALUE
---------------------------------------------------------------------------------------------
              Consumer Products (1.3%)
$  1,000      J.B. Williams Holdings, Inc. ........     12.00%      03/01/04     $  1,035,000
                                                                                 ------------
              Containers (2.0%)
     750      Mail - Well Corp. ...................     10.50       02/15/04          768,750
     750      Packaging Resources, Inc. ...........     11.625      05/01/03          795,000
                                                                                 ------------
                                                                                    1,563,750
                                                                                 ------------
              Electrical & Alarm Systems (2.1%)
   1,750      Mosler, Inc. ........................     11.00       04/15/03        1,680,000
                                                                                 ------------
              Entertainment/Gaming & Lodging (9.6%)
     750      AMF Group Inc. (Series B)............     10.875      03/15/06          810,000
   1,500      Lady Luck Gaming Finance Corp. ......     11.875      03/01/01        1,481,250
   2,500      Motels of America, Inc. (Series B)...     12.00       04/15/04        2,118,750
     800      Players International, Inc. .........     10.875      04/15/05          810,000
     750      Plitt Theaters, Inc. (Canada)........     10.875      06/15/04          762,188
     800      Station Casinos, Inc. ...............      9.625      06/01/03          808,000
     750      Stuart Entertainment, Inc. - 144A*...     12.50       11/15/04          767,813
                                                                                 ------------
                                                                                    7,558,001
                                                                                 ------------
              Financial (4.1%)
   1,500      General Electric Capital Corp. ......     13.50       01/20/98        1,609,455
   1,500      Household Finance Corp. .............     15.00       09/25/97        1,587,330
                                                                                 ------------
                                                                                    3,196,785
                                                                                 ------------
              Foods & Beverages (7.1%)
   1,650      Envirodyne Industries, Inc. .........     10.25       12/01/01        1,617,000
     750      General Mills, Inc. .................     13.50       01/21/98          804,885
   8,000      Specialty Foods Acquisition Corp.
               (Series B)..........................    13.00++      08/15/05        3,200,000
                                                                                 ------------
                                                                                    5,621,885
                                                                                 ------------
              Healthcare (2.8%)
   2,000      Unilab Corp. ........................     11.00       04/01/06        1,380,000
     750      Unison Healthcare Corp. - 144A*......     12.25       11/01/06          800,625
                                                                                 ------------
                                                                                    2,180,625
                                                                                 ------------
              Manufacturing (5.1%)
   1,000      Berry Plastics Corp. ................     12.25       04/15/04        1,110,000
     750      Exide Electronics Group, Inc. (Series
               B)..................................     11.50       03/15/06          806,250
   1,000      International Wire Group, Inc. ......     11.75       06/01/05        1,067,500
   1,000      Uniroyal Technology Corp. ...........     11.75       06/01/03        1,007,500
                                                                                 ------------
                                                                                    3,991,250
                                                                                 ------------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST III


PRINCIPAL
AMOUNT IN                                              COUPON      MATURITY
THOUSANDS                                               RATE         DATE           VALUE
---------------------------------------------------------------------------------------------
              Manufacturing - Diversified (6.9%)
$    800      Foamex L.P. .........................     11.875%     10/01/04     $    866,000
     800      Interlake Corp. .....................     12.125      03/01/02          840,000
     750      J.B. Poindexter & Co., Inc. .........     12.50       05/15/04          742,500
   1,000      Jordan Industries, Inc. .............     10.375      08/01/03          997,500
   2,400      Jordan Industries, Inc. .............    11.75++      08/01/05        2,016,000
                                                                                 ------------
                                                                                    5,462,000
                                                                                 ------------
              Oil & Gas (1.1%)
   1,000      Empire Gas Corp. ....................      7.00       07/15/04          865,000
                                                                                 ------------
              Publishing (3.0%)
     750      Affiliated Newspapers Investments,
               Inc. ...............................    13.25++      07/01/06          616,875
     800      American Media Operations, Inc. .....     11.625      11/15/04          854,000
     875      United States Banknote Corp. ........     10.375      06/01/02          866,250
                                                                                 ------------
                                                                                    2,337,125
                                                                                 ------------
              Restaurants (6.0%)
   4,570      American Restaurant Group Holdings,
               Inc. ...............................    14.00++      12/15/05        2,033,650
     750      Carrols Corp. .......................     11.50       08/15/03          791,250
   2,050      Flagstar Corp. ......................     11.25       11/01/04          850,750
   1,000      FRD Acquisition Corp. (Series B).....     12.50       07/15/04        1,050,000
                                                                                 ------------
                                                                                    4,725,650
                                                                                 ------------
              Retail (1.8%)
   4,400      County Seat Stores Co. (b)...........     12.00       10/01/02        1,452,000
                                                                                 ------------
              Retail - Food Chains (2.0%)
     750      Jitney-Jungle Stores.................     12.00       03/01/06          798,750
     800      Pathmark Stores, Inc. ...............      9.625      05/01/03          760,000
                                                                                 ------------
                                                                                    1,558,750
                                                                                 ------------
              Textiles (2.6%)
     750      Reeves Industries, Inc. .............     11.00       07/15/02          716,250
   1,505      U.S. Leather, Inc. ..................     10.25       07/31/03        1,324,400
                                                                                 ------------
                                                                                    2,040,650
                                                                                 ------------
              TOTAL CORPORATE BONDS (Identified Cost $78,108,731)...........       71,248,053
                                                                                 ------------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST III


NUMBER OF
 SHARES                                                                        VALUE
----------------------------------------------------------------------------------------
              COMMON STOCKS (a) (0.8%)
              Entertainment/Gaming & Lodging (0.1%)
   2,000      Motels of America, Inc. - 144A*...........................    $     80,000
                                                                            ------------
              Foods & Beverages (0.1%)
  90,000      Specialty Foods Acquisition Corp. - 144A*.................          90,000
                                                                            ------------
              Manufacturing - Diversified (0.2%)
   5,000      Thermadyne Holdings Corp. (d).............................         128,750
                                                                            ------------
              Publishing (0.4%)
   3,500      Affiliated Newspapers Investments, Inc. (Class B).........         343,000
                                                                            ------------
              Restaurants (0.0%)
   4,750      American Restaurant Group Holdings, Inc. - 144A*..........           4,750
                                                                            ------------
              TOTAL COMMON STOCKS
              (Identified Cost $563,662)................................         646,500
                                                                            ------------
              PREFERRED STOCKS (2.4%)
              Entertainment/Gaming & Lodging (2.4%)
  80,000      Fitzgeralds Gaming Corp. (Units)++........................       1,840,000
                                                                            ------------
              Oil & Gas (0.0%)
 373,201      TGX Corp. (Series A) (a)(d)...............................           3,732
                                                                            ------------
              TOTAL PREFERRED STOCKS
              (Identified Cost $4,718,250)..............................       1,843,732
                                                                            ------------

NUMBER OF                                                       EXPIRATION
WARRANTS                                                          DATE
---------                                                       ---------
              WARRANTS (a) (0.1%)
              Aerospace (0.0%)
   2,500      Sabreliner Corp. - 144A*......................     04/15/03           25,000
                                                                              ------------
              Cable & Telecommunications (0.0%)
     800      Hyperion Telecommunication, Inc. (Series
               B) - 144A*...................................     04/01/01           24,055
   5,500      In-Flight Phone Corp. - 144A*.................     08/31/02          --
                                                                              ------------
                                                                                    24,055
                                                                              ------------
              Containers (0.0%)
   2,000      Crown Packaging Holdings, Ltd. - 144A*........     11/01/03          --
                                                                              ------------
              Electronics (0.1%)
     750      Exide Electronics Group, Inc. - 144A*.........     03/15/06           35,865
                                                                              ------------
              Entertainment/Gaming & Lodging (0.0%)
   1,250      Fitzgeralds South Inc. - 144A*................     03/15/99          --
                                                                              ------------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST III


NUMBER OF                                                       EXPIRATION
WARRANTS                                                          DATE           VALUE
------------------------------------------------------------------------------------------
              Manufacturing (0.0%)
  10,000      Uniroyal Technology Corp......................     06/01/03     $     10,000
                                                                              ------------
              Oil & Gas (0.0%)
   2,760      Empire Gas Corp...............................     07/15/04           13,800
                                                                              ------------
              Retail (0.0%)
   2,000      County Seat Holdings Co. .....................     10/15/98          --
                                                                              ------------
              TOTAL WARRANTS
              (Identified Cost $544,393).................................          108,720
                                                                              ------------
PRINCIPAL
AMOUNT IN                                            COUPON         MATURITY
THOUSANDS                                             RATE            DATE
---------                                           ---------     ------------
              SHORT-TERM INVESTMENT (4.2%)
              REPURCHASE AGREEMENT
 $ 3,268      The Bank of New York (dated 01/31/97;
               proceeds $3,270,092; collateralized
               by $4,775,730 U.S. Treasury Coupon
               Strip 5.22% due 11/15/02 valued at
               $3,334,035) (Identified Cost
               $3,268,662).........................      5.25%      02/03/97        3,268,662
                                                                                 ------------
              TOTAL INVESTMENTS
              (Identified Cost $87,203,698) (e)......................  98.0%       77,115,667

              OTHER ASSETS IN EXCESS OF LIABILITIES...................   2.0        1,591,233
                                                                      ------     ------------
              NET ASSETS............................................  100.0%     $ 78,706,900
                                                                      ======     ============

---------------------
 *  Resale is restricted to qualified institutional investors.
 ++  Consists of one or more classes of securities traded together as a unit;
    generally stocks with attached warrants.
 +  Payment-in-kind security.
 ++  Currently a zero coupon bond that will pay interest at the rate shown at a future specified date.
(a)  Non-income producing security.
(b) Non-income producing security; issuer in default.
(c)  Non-income producing security; issuer in bankruptcy.
(d) Acquired through exchange offer.
(e) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,595,825 and the aggregate gross unrealized depreciation is $13,683,856, resulting in net unrealized depreciation of $10,088,031.

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST III

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
January 31, 1997
ASSETS:
Investments in securities, at value
 (identified cost $87,203,698)........................................    $ 77,115,667
Receivable for:
    Interest..........................................................       1,708,258
    Investments sold..................................................       1,011,250
Prepaid expenses and other assets.....................................           5,815
                                                                          ------------

    TOTAL ASSETS......................................................      79,840,990
                                                                          ------------

LIABILITIES:
Payable for:
    Investments purchased.............................................       1,000,000
    Investment management fee.........................................          57,179
Accrued expenses and other payables...................................          76,911
                                                                          ------------

    TOTAL LIABILITIES.................................................       1,134,090
                                                                          ------------

NET ASSETS:
Paid-in-capital.......................................................     121,076,287
Net unrealized depreciation...........................................     (10,088,031)
Accumulated undistributed net investment income.......................         716,269
Accumulated net realized loss.........................................     (32,997,625)
                                                                          ------------

    NET ASSETS........................................................    $ 78,706,900
                                                                          ============
NET ASSET VALUE PER SHARE,
 12,876,779 shares outstanding (unlimited shares authorized of $.01
 par value)...........................................................           $6.11
                                                                                  ====

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST III

STATEMENT OF OPERATIONS
For the year ended January 31, 1997
NET INVESTMENT INCOME:
INTEREST INCOME........................................................    $10,668,067
                                                                           ------------

EXPENSES
Investment management fee..............................................        610,239
Professional fees......................................................         50,459
Transfer agent fees and expenses.......................................         43,845
Shareholder reports and notices........................................         31,776
Registration fees......................................................         24,372
Custodian fees.........................................................         16,216
Trustees' fees and expenses............................................         13,213
Other..................................................................          6,571
                                                                           ------------

    TOTAL EXPENSES.....................................................        796,691
                                                                           ------------

    NET INVESTMENT INCOME..............................................      9,871,376
                                                                           ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss......................................................     (5,170,842)
Net change in unrealized depreciation..................................      1,902,122
                                                                           ------------

    NET LOSS...........................................................     (3,268,720)
                                                                           ------------

NET INCREASE...........................................................    $ 6,602,656
                                                                           ============

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST III

STATEMENT OF CHANGES IN NET ASSETS
                                                        FOR THE YEAR      FOR THE YEAR
                                                            ENDED             ENDED
                                                         JANUARY 31,       JANUARY 31,
                                                            1997              1996
    ------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income...............................     $ 9,871,376       $ 9,613,457
Net realized loss...................................      (5,170,842)       (2,246,851)
Net change in unrealized depreciation...............       1,902,122         5,416,939
                                                         -----------       -----------

    NET INCREASE....................................       6,602,656        12,783,545
Dividends from net investment income................     (10,172,655)       (9,271,281)
                                                         -----------       -----------

    NET INCREASE (DECREASE).........................      (3,569,999)        3,512,264
NET ASSETS:
Beginning of period.................................      82,276,899        78,764,635
                                                         -----------       -----------

    END OF PERIOD
    (Including undistributed net investment income
    of $716,269 and $1,017,548, respectively).......     $78,706,900       $82,276,899
                                                         ===========       ===========

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST III

NOTES TO FINANCIAL STATEMENTS January 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

High Income Advantage Trust III (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective. The Trust seeks to achieve its objective by investing primarily in lower-rated fixed income securities. The Trust was organized as a Massachusetts business trust on November 23, 1988 and commenced operations on February 28, 1989.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital, Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the Trust's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

HIGH INCOME ADVANTAGE TRUST III

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the following annual rates to the Trust's weekly net assets: 0.75% to the portion of weekly net assets not exceeding $250 million; 0.60% to the portion of weekly net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of weekly net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of weekly net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of weekly net assets exceeding $1 billion.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

HIGH INCOME ADVANTAGE TRUST III

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended January 31, 1997 aggregated $123,736,602 and $130,704,159, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Trust's transfer agent. At January 31, 1997, the Trust had transfer agent fees and expenses payable of approximately $4,000.

4. SHARES OF BENEFICIAL INTEREST

                                                                                                                   CAPITAL
                                                                                                                   PAID IN
                                                                                                                  EXCESS OF
                                                                                      SHARES       PAR VALUE      PAR VALUE
                                                                                    ----------     ---------     ------------
Balance, January 31, 1995, 1996 and 1997........................................    12,876,779     $128,768      $120,947,519
                                                                                    ==========     ========      ============

5. DIVIDENDS

The Trust declared the following dividends from net investment income:

   DECLARATION         AMOUNT            RECORD               PAYABLE
       DATE           PER SHARE           DATE                  DATE
------------------    ---------     -----------------    ------------------
 January 28, 1997       $0.06       February 7, 1997     February 21, 1997
February 25, 1997       $0.06         March 7, 1997        March 21, 1997

6. FEDERAL INCOME TAX STATUS

At January 31, 1997, the Trust had an approximate net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations which will be available through January 31, of the following years:

                    (AMOUNTS IN THOUSANDS)
---------------------------------------------------------------
 2000       2002       2003        2004       2005       TOTAL
------     ------     -------     ------     ------     -------
$9,648     $3,256     $10,665     $4,258     $3,007     $30,834
           ======      ======     =======    ======      ======

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $2,135,000 during fiscal 1997.

At January 31, 1997, the Trust had temporary book/tax differences primarily attributable to post-October losses.

HIGH INCOME ADVANTAGE TRUST III

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                    FOR THE YEAR ENDED JANUARY 31
                                                                     ------------------------------------------------------------
                                                                       1997         1996         1995         1994         1993
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............................    $   6.39     $   6.12     $   7.57     $   6.70     $   6.83
                                                                       ------       ------       ------       ------       ------
Net investment income............................................        0.77         0.75         0.75         0.81         0.91
Net realized and unrealized gain (loss)..........................       (0.26)        0.24        (1.43)        0.91        (0.13)
                                                                       ------       ------       ------       ------       ------
Total from investment operations.................................        0.51         0.99        (0.68)        1.72         0.78
                                                                       ------       ------       ------       ------       ------
Less dividends from net investment income........................       (0.79)       (0.72)       (0.77)       (0.85)       (0.91)
                                                                       ------       ------       ------       ------       ------
Net asset value, end of period...................................    $   6.11     $   6.39     $   6.12     $   7.57     $   6.70
                                                                       ======       ======       ======       ======       ======
Market value, end of period......................................    $   7.00     $   6.75     $   6.50     $   7.75     $  6.875
                                                                       ======       ======       ======       ======       ======
TOTAL INVESTMENT RETURN+.........................................       16.03%       15.31%       (6.30)%      26.21%       20.77%
RATIOS TO AVERAGE NET ASSETS:
Expenses.........................................................        0.98%        1.00%        1.02%        0.99%        1.06%
Net investment income............................................       12.13%       11.80%       11.04%       11.40%       13.22%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..........................     $78,707      $82,277      $78,765      $97,466      $86,305
Portfolio turnover rate..........................................         161%          78%          82%         231%         118%

---------------------
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST III

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF HIGH INCOME ADVANTAGE TRUST III

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Income Advantage Trust III (the "Trust") at January 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
March 7, 1997

TRUSTEES
-------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder



OFFICERS
-------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer
                                                                HIGH
Barry Fink                                                      INCOME
Vice President, Secretary and General Counsel                   ADVANTAGE
                                                                TRUST III
Peter M. Avelar
Vice President

Thomas F. Caloia
Treasurer



TRANSFER AGENT
-------------------------------------------------
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311



INDEPENDENT ACCOUNTANTS
-------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER
-------------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048












                                                           Annual Report
                                                           January 31, 1997